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Exhibit 10.3A
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                                AMENDMENT 1999-3

                                  FURON COMPANY

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



         WHEREAS, Furon Company ("Company") maintains the Furon Company Supplemental Executive Retirement Plan ("Plan"); and

         WHEREAS, the Company has the right to amend the Plan;

         NOW, THEREFORE, this Amendment 1999-3 is hereby adopted, effective June 1, 1999.

         The following is hereby added to the end of Appendix A:

                  "Notwithstanding any other provision of the Plan or this Appendix A, Dominick A. Arena shall cease to be a Participant in this Plan as of June 1, 1999. Mr. Arena shall not be entitled to any benefits under the Plan, including but not limited to benefits which may have otherwise accrued or become vested as a result of an Event under the Plan. Mr. Arena's removal as a Participant shall be effective regardless of any current or future relationship he may have with the Company, including but not limited to a relationship of employee, consultant, joint venturer, partner or independent contractor."

         IN WITNESS WHEREOF, this Amendment 1999-3 is hereby adopted this 1st day of June, 1999.

                                             FURON COMPANY

                                             By
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                                             Its
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